                                                                 EXHIBIT (b)(3)


                       INVESTMENT BANKING PRESENTATION




                                      TO



                           THE SPECIAL COMMITTEE OF
                          THE BOARD OF DIRECTORS OF
                           CHAPARRAL STEEL COMPANY




                                JULY 29, 1997





                     THE ROBINSON-HUMPHREY COMPANY, INC.



                        INVESTMENT BANKERS SINCE 1894

                              TABLE OF CONTENTS
-------------------------------------------------------------------------------

      I. MARKET COMPARISON OF SELECTED PUBLIC COMPANIES AND IMPLIED VALUATION ANALYSIS

     II. DISCOUNTED CASH FLOW MODEL

    III. ANALYSIS OF PREMIUMS FOR MINORITY INTEREST ACQUISITIONS IN GOING PRIVATE TRANSACTIONS

     IV. ADJUSTED BOOK VALUE ANALYSIS

      V. VALUATION BASED ON ANNUAL TONS CAPACITY

     VI. ANALYSIS OF PROJECTED EARNINGS

The Robinson-Humphrey Company, Inc.


                                PROJECT GIRDER
                MARKET COMPARISON OF SELECTED PUBLIC COMPANIES

                                                                                                           Earnings Per Share [1]
                                                                                                          -----------------------
                                                                    52 Week           Market   Prices as
                                                      Latest     -------------        Price      % of               Cal.    Cal.
Ticker  Exchange  Company                       FYE   Filing     High      Low       7/25/97     High     LTM       1997    1998
------  --------  -------                       ---   ------     ----      ---       -------   ---------  ---       ----    ----
MINIMILL STEEL COMPANIES
------------------------
BIR     NYSE   Birmingham Steel Corp.            JE     3/97    $22.00    $14.12     $17.94    81.5%     $0.59    $0.76    $1.52
CMC     NYSE   Commercial Metals Co.             AU     5/97     33.50     27.12      31.63    94.4%      2.56     2.50     2.81
IPS     NYSE   IPSCO Inc. (in US$)               DC    12/96     43.06     21.12      39.88    92.6%      3.01     3.06     4.23
KESI    OTC    Kentucky Electric Steel           SP     3/97      7.87      4.12       5.50    69.9%     (0.73)    0.00     0.65
LUC     NYSE   Lukens Inc.                       DC     3/97     22.37     13.50      18.31    81.9%     (0.78)    0.18     1.39
NSS     NYSE   NS Group, Inc.                    SP     3/97     20.62      2.87      20.50    99.4%     (0.24)    1.17     1.55
NWSW    OTC    Northwestern Steel & Wire         JL     4/97      7.12      2.06       2.06    29.0%     (0.14)   (0.12)   (0.01)
NUE     OTC    Nucor Corporation                 DC     3/97     60.68     44.75      58.81    96.9%      3.17     3.43     3.89
OS      NYSE   Oregon Steel Mills, Inc.          DC     3/97     24.31     13.37      23.44    94.4%      1.08     1.09     1.66
NX      NYSE   Quanex Corporation                OC     4/97     34.12     19.50      31.63    92.7%      2.27     2.43     3.12 F
RESC    OTC    Roanoke Electric Steel            OC     4/97     19.00     11.75      19.00   100.0%      1.87     2.09     2.25 F
SCHN    OTC    Schnitzer Steel Industries        AU     5/97     31.50     22.00      30.88    98.0%      1.57     2.12     2.65
SWVA    OTC    Steel Co. of West Virginia        DC     3/97     10.87      5.25      10.50    96.6%      0.62     0.95     1.16
STLD    OTC    Steel Dynamics Inc.               DC     3/97     28.75     16.50      25.63    89.1%      0.87     1.00     1.59

        --------------------------------------------------------------------------------------------------------------------------
        AVERAGE                                                                                87.0%
        --------------------------------------------------------------------------------------------------------------------------
               GIRDER                            MY     5/97    $15.37    $11.00     $15.25    99.2%     $1.41    $1.55    $1.47



                                                   Price/Earnings Ratio
                                                -------------------------
                                                          CAL.       CAL.      SHARES        MARKET     BOOK     MARKET/
Ticker  Exchange  Company                       LTM       1997       1998    OUTSTANDING     CAP'N      VALUE     BOOK
------  -------  -------                        ---       ----       ----    -----------     ------     -----    -------
                                                                                (MM)         ($MM)      ($MM)
MINIMILL STEEL COMPANIES
------------------------
BIR     NYSE   Birmingham                       30.4 *    23.6 *     11.8 X     29.678        $532.3   $  472.9    1.1 X
CMC     NYSE   Commercial Metals Co.            12.4      12.7       11.3       14.682         464.3      342.1    1.4
IPS     NYSE   IPSCO Inc. (in US$)              13.2      13.0        9.4       27.104       1,080.8      585.5    1.8
KESI    OTC    Kentucky Electric Steel            NM        NM        8.5        4.623          25.4       33.7    0.8
LUC     NYSE   Lukens Inc.                        NM     101.7 *     13.2       14.940         273.6      238.5    1.1
NSS     NYSE   NS Group, Inc.                     NM      17.5       13.2       13.866         284.3       59.1    4.8 *
NWSW    OTC    Northwestern Steel & Wire          NM        NM         NM       24.517          50.6       96.8    0.5
NUE     OTC    Nucor Corporation                18.6      17.1       15.1 *     87.852       5,166.8    1,666.9    3.1 *
OS      NYSE   Oregon Steel Mills, Inc.         21.7 *    21.5*      14.1       25.693         602.2      356.2    1.7
NX      NYSE   Quanex Corporation               13.9      13.0       10.1       13.729         434.2      244.8    1.8
RESC    OTC    Roanoke Electric Steel           10.2       9.1        8.4        7.501         142.5       98.0    1.5
SCHN    OTC    Schnitzer Steel Industries       19.7      14.6       11.7       10.183         314.4      232.5    1.4
SWVA    OTC    Steel Co. of West Virginia       16.9      11.1        9.1        5.991          62.9       50.6    1.2
STLD    OTC    Steel Dynamics Inc.              29.5 *    25.6  *    16.1       47.853        1,226.2     279.3    4.4 *
       -----------------------------------------------------------------------------------------------------------------
       AVERAGE                                  15.0 x    13.5 x     11.0 x                                        1.3 x
       =================================================================================================================
               GIRDER                           10.8 x     9.8 x     10.4 x     28.404        $433.2    $ 326.3    1.3 x


------------------------------------------------
* Excluded from average.  F - Fiscal Year Estimate.
NA - Not Available
NM - Not Meaningful

[1] Estimates are from the First Call Research Network dated 7/25/97.

The Robinson-Humphrey Company, Inc.



                                PROJECT GIRDER
                MARKET COMPARISON OF SELECTED PUBLIC COMPANIES




                               TOTAL    TOTAL          TOTAL         ------------------------------         EBIT   EBITDA
COMPANY                        DEBT     CASH       FIRM VALUE [1]     REVENUES     EBIT      EBITDA        MARGIN   MARGIN
-------                        -----    -----      --------------    ---------     ----      ------        ------   ------
                               ($MM)    ($MM)         ($MM)              ($MM)      ($MM)       ($MM)
MINIMILL STEEL COMPANIES
------------------------
Birmingham Stell Corp.         $518.5    $1.8       $1,049.0         $  932.2     $ 49.6 [2] $  93.0 [2]   5.3%     10.0%
Commercial Metals Co.           207.0    14.4          656.9          2,221.2       76.9       119.8       3.5%      5.4%
IPSCO Inc. (in US$)             285.3   167.8        1,198.4            595.6       91.6       105.9      15.4%     17.8%
Kentucky Electric Steel          30.2     0.1           55.5             96.5       (6.7)       (3.4)     (6.9%)    (3.5%)
Lukens Inc.                     262.7     9.1          527.2            954.3        5.1        54.6       0.5%      5.7%
NS Group, Inc.                  166.2    19.8          430.7            431.6       23.4        42.0       5.4%      9.7%
Northwestern Steel & Wire       199.2     3.9          245.9            638.4       13.4        39.7       2.1%      6.2%
Nucor Corporation               188.2   168.4        5,186.6          3,781.4      409.2       602.3      10.8%     15.9%
Oregon Steel Mills, Inc.        347.6     7.8          942.0            672.0       49.8        78.9       7.4%     11.7%
Quanex Corporation              214.6    34.8          613.9            982.2       73.9       115.1       7.5%     11.7%
Roanoke Electric Steel           34.9    12.2          165.2            249.4       24.2        33.3       9.7%     13.4%
Schnitzer Steel Industries      105.4     4.0          415.8            346.7       26.3        42.8       7.6%     12.4%
Steel Co. of West Virginia       17.5     0.0           80.4             93.1        5.9        12.8       6.4%     13.8%
Steel Dynamics Inc.             206.4    48.2        1,384.5            318.4       42.7        64.2      13.4%     20.2%

                   AVERAGE                                                                                 6.3%     10.7%
                   =======================================================================================================

GIRDER                          $65.0   $14.3         $483.9           $616.7      $69.8      $103.0      11.3%     16.7%


                                                                          3 YEAR CAGR
                                                                      -------------------
                                        FIRM VALUE TO:                              NET
                            ------------------------------------
                            REVENUES        EBIT          EBITDA      REVENUE    INCOME
                            --------        ----          ------      --------   ------
MINIMILL STEEL COMPANIES
------------------------
Birmingham Steel Corp.         1.13 x         21.1 *          1.13 x      8.8%        NM
Commercial Metals Co.          0.30            8.5             5.5       18.1%      32.6%
[PSCO Inc. (in US$)            2.01           13.1            11.3       (2.6%)     20.1%
Kentucky Electric Steel        0.58             NM              NM       (2.1%)       NM
Lukens Inc.                    0.55          103.9 *           9.7        1.2%        NM
NS Group, Inc.                 1.00           18.4            10.3       16.2%        NM
Northwestern Steel & Wire      0.39           18.3             6.2        4.7%      43.7%
Nucor Corporation              1.37           12.7             8.6       10.7%       4.6%
Oregon Steel Mills, Inc.       1.40           18.9            11.9       (4.0%)       NM
Quanex Corporation             0.63            8.3             5.3       13.2%      32.1%
Roanoke Electric Steel         0.66            6.8             5.0        6.8%      14.0%
Schnitzer Steel Industries     1.20           15.8             9.7       13.9%      39.3%
Steel Co. of West Virginia     0.86           13.5             6.3      (12.4%)       NM
Steel Dynamics Inc.            4.35 *         32.4 *          21.5 *       NM         NM

                   AVERAGE     0.93 x         13.4 x           8.4 x      5.6%      26.6%
                   =====================================================================

GIRDER                         0.78 x          6.9 x           4.7 x      7.7%      43.2%

--------------------------------------
* Excluded from average.
NA - Not Available
NM - Not Meaningful

[1] Firm value equals market capitalization plus total debt and preferred stock minus cash and marketable securities.
[2] Excludes $ 11.6 million loss provision on mill modernization.

The Robinson-Humphrey Company, Inc.



                                PROJECT GIRDER
   IMPLIED VALUATION ANALYSIS UTILIZING SELECTED PUBLIC COMPANIES UNIVERSE
   -----------------------------------------------------------------------
                            (Dollars in Thousands)



                                                        Average Minimill Steel Companies Multiples
                                        ---------------------------------------------------------------------------
Valuation                      CSM            Price/            Price/               Price/              Price/
Parameter                     Value       LTM Earnings     Cal. 1997 Earnings    Cal. 1998 Earnings      Book
---------                     -----      -------------     ------------------    ------------------      ----
LTM Earnings                 $ 40.2          15.0 x

Fiscal 1998 Earnings         $ 61.8                           13.5 x

Fiscal 1999 Earnings         $ 65.2                                                11.0 x

Book Value at May 31, 1997   $326.3                                                                       1.3 x




                                                  AVERAGE MINIMILL STEEL COMPANIES MULTIPLES
                                        --------------------------------------------------------       IMPLIED
VALUATION                      CSM        FIRM VALUE/         FIRM VALUE/         FIRM VALUE/          FIRM        TOTAL DEBT
PARAMETER                     VALUE       LTM REVENUES        LTM EBITDA            LTM EBIT            VALUE      LESS CASH [1]
---------                     -----      -------------     ------------------    ---------------        -----      -------------
LTM Revenues                 $616.7       0.93 x                                                        $572.4         $50.7

LTM EBITDA                   $103.0                             8.4 x                                   $866.7         $50.7

LTM EBIT                     $ 69.8                                                  13.4 x             $938.8         $50.7


                                             IMPLIED
                                  IMPLIED     EQUITY
                                  EQUITY      VALUE
                                  VALUE     PER SHARE
                                  -----     --------
LTM Earnings                      $601.8      $21.19

Fiscal 1998 Earnings              $834.9      $29.39

Fiscal 1999 Earnings              $715.9      $25.20

Book Value at May 31, 1997        $423.1      $14.90


LTM Revenues                      $521.7      $18.37

LTM EBITDA                        $816.0      $28.73

LTM EBIT                          $888.1      $31.27


               Average            $685.9      $24.15

               Median             $715.9      $25.20

---------------------------------------
* Excluded from average and median.

[1] Cash and debt as May 31, 1997.

                                    GIRDER
                               Price and Volume
                         Daily: 12/31/93 to 07/25/97



                                   [Graph]



           Ticker Symbol: Girder               Cusip Number: 15942210

                                    GIRDER
                      Volume Distribution by Price Range
                         Daily: 12/31/93 to 07/25/97




                                   [Graph]




    Ticker Symbol: Girder                           Cusip Number: 15942210

The Robinson-Humphrey Company, Inc.

PROJECT GIRDER
PROJECTED EBITDA MARGIN ASSUMPTIONS
-------------------------------------------------------------------------------

                                               PROJECTED FISCAL YEAR ENDING MAY 31,
                                     ---------------------------------------------------
                                      1998        1999      2000    2001    2002    2003
                                      ----        ----      ----    ----    ----    ----
CASE 1                                19.3%       20.0%     19.1%   21.5%   23.2%   25.0%

CASE 2                                16.9%       17.8%     17.3%   19.2%   21.0%   23.0%

CASE 3                                19.3%       20.0%     20.2%   22.4%   24.9%   28.0%

CASE 4                                12.9%       13.8%     13.0%   14.9%   16.9%   18.9%

CASE 5                                16.5%       17.9%     17.5%   19.6%   22.0%   24.1%

CASE 6                                16.5%       17.9%     12.4%   14.7%   17.1%   19.3%

========================================================================================
HISTORICAL 10 YEAR AVG.               15.8%       15.8%     15.8%   15.8%   15.8%   15.8%

The Robinson-Humphrey Company, Inc.

                                 PROJECT GIRDER
                              PROJECTED CASH FLOWS
                     FORECAST FOR FISCAL YEARS 1998 - 2003
--------------------------------------------------------------------------------

                                                                          PROJECTED YEARS ENDING MAY 31,
                                                         HISTORICAL   -------------------------------------
PROJECTIONS USED IN VALUATION (DOLLARS IN THOUSANDS):       1997         1998          1999         2000
                                                        ---------     ---------     ---------     ---------
 Sales                                                  $ 616,676     $ 705,569     $ 704,917     $ 957,727
    Percent Change                                                         14.4%         -0.1%         35.9%

 Cost of Sales                                            484,367       518,309       508,958       709,129
                                                        ---------     ---------     ---------     ---------

 Gross Profit                                             132,309       187,259       195,959       248,597
    Gross Margin                                             21.5%         26.5%         27.8%         26.0%

 Operating Expenses                                        62,350        82,183        87,240       117,311

 Operating Income                                          69,959       105,076       108,719       131,286
    Operating Margin                                         11.3%         14.9%         15.4%         13.7%

 Income Taxes                                              31,072        44,975        46,505        55,983
                                                        ---------     ---------     ---------     ---------
    Effective Tax Rate                                       44.4%         42.8%         42.8%         42.6%

 After-Tax Operating Income                             $  38,887     $  60,101     $  62,214     $  75,303
    After-Tax Operating Margin                                6.3%          8.5%          8.8%          7.9%

 CASH SOURCES:
    After-Tax Operating Income                          $  38,887     $  60,101     $  62,214     $  75,303
    Depreciation & Amortization                            33,153        31,082        32,098        51,292
    Deferred Income Taxes & Other Credits                  (1,467)       (1,592)        6,042        25,292
                                                        ---------     ---------     ---------     ---------
 TOTAL SOURCES                                          $  70,573     $  89,591     $ 100,354     $ 151,887
                                                        =========     =========     =========     =========

 CASH USES:
    Capital Expenditures                                $  33,776     $  95,000     $ 277,000     $ 127,492
    Increase/(Decrease) in Net Working Capital             23,894        (3,344)         (696)       36,715
                                                        ---------     ---------     ---------     ---------
TOTAL USES                                              $  57,670     $  91,656     $ 276,304     $ 164,207
                                                        =========     =========     =========     =========

FREE CASH FLOW                                          $  12,903     $  (2,065)    $(175,950)    $ (12,320)
                                                        ===================================================
                                                              PROJECTED YEARS ENDING MAY 31,
                                                         --------------------------------------
PROJECTIONS USED IN VALUATION (DOLLARS IN THOUSANDS):        2001         2002          2003
                                                         ----------    ----------    ----------
 Sales                                                   $1,081,029    $1,155,406    $1,224,321
    Percent Change                                             12.9%          6.9%          6.0%

 Cost of Sales                                              784,322       813,939       839,330
                                                         ----------    ----------    ----------
 Gross Profit                                               296,706       341,467       384,991
    Gross Margin                                               27.4%         29.6%         31.4%

 Operating Expenses                                         123,120       124,245       123,958


 Operating Income                                           173,586       217,222       261,033
    Operating Margin                                           16.1%         18.8%         21.3%

 Income Taxes                                                73,749        92,076       110,477
                                                         ----------    ----------    ----------
    Effective Tax Rate                                         42.5%         42.4%         42.3%

 After-Tax Operating Income                              $   99,837    $  125,146    $  150,556
    After-Tax Operating Margin                                  9.2%         10.8%         12.3%


 CASH SOURCES:
    After-Tax Operating Income                           $   99,837    $  125,146    $  150,556
    Depreciation & Amortization                              54,665        50,909        46,609
    Deferred Income Taxes & Other Credits                    22,269        28,270        17,936
                                                         ----------    ----------    ----------
 TOTAL SOURCES                                           $  176,771    $  204,325    $  215,101
                                                         ==========    ==========    ==========

 CASH USES:
    Capital Expenditures                                 $   57,491    $   40,000    $   40,000
    Increase/(Decrease) in Net Working Capital               14,983         5,982         6,020
                                                         ----------    ----------    ----------
TOTAL USES                                               $   72,474    $   45,982    $   46,020
                                                         ==========    ==========    ==========

FREE CASH FLOW                                           $  104,297    $  158,343    $  169,081
                                                         ======================================

The Robinson-Humphrey Company, Inc.

                                 PROJECT GIRDER
                          COST AND REVENUE ASSUMPTIONS
                      FORECAST FOR FISCAL YEARS 1998 - 2003

                          1998         1999        2000        2001        2002        2003
                        ---------   ---------   ---------   ---------   ---------   ---------
TONS OF STEEL SOLD

Bar Products              493,000     450,000     480,000     525,000     525,000     525,000
Structural Products     1,231,400   1,250,000   1,320,000   1,350,000   1,350,000   1,350,000
Castelite                  10,945      15,000      20,000      20,000      20,000      20,000
Star 2000                  34,107      40,000      40,000      40,000      40,000      40,000
Structural Mill - East          0           0     500,000     700,000     850,000   1,000,000
Star 2000 - East                0           0      12,000      16,000      20,000      24,000
                        ---------   ---------   ---------   ---------   ---------   ---------
Total                   1,769,452   1,755,000   2,372,000   2,651,000   2,805,000   2,959,000

NET SELLING PRICE

Bar Products               351.68      351.75      353.09      365.35      377.14      377.14
Structural Products        400.13      398.80      398.75      398.73      398.73      398.73
Castelite                  850.00      850.00      850.00      850.00      850.00      850.00
Star 2000                  884.49      884.49      884.49      884.49      884.49      884.49
Structural Mill - East       0.00        0.00      397.80      406.29      410.65      414.43
Star 2000 - East             0.00        0.00      884.49      884.49      884.49      884.49


COST OF SALES

Bar Products               287.68      289.06      289.43      289.48      289.43      289.43
Structural Products        286.00      280.00      280.00      280.00      280.00      280.00
Castelite                  806.00      715.00      715.00      715.00      715.00      715.00
Star 2000                  453.90      453.90      453.90      453.90      453.90      453.90
Structural Mill - East       0.00        0.00      325.40      306.61      285.24      266.03
Star 2000 - East             0.00        0.00      453.90      453.90      453.90      453.90

                                 PROJECT GIRDER

                          WORKING CAPITAL ASSUMPTIONS

                      FORECAST FOR FISCAL YEARS 1998 - 2003

                             (DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------

                                                                    HISTORICAL         PROJECTED YEARS ENDING MAY 31,
                                                             --------------------    -----------------------------------
BALANCE SHEET DATA                                             1996       1997         1998          1999          2000
                                                             --------   ---------    ---------     --------     --------
Current Assets less Cash and Equivalents
         Accounts Receivable                                 $ 49,530   $  66,266    $  69,845     $ 69,750     $ 94,737
         Inventory                                            121,791     131,034      132,880      130,721      168,760
         Prepaid Expenses                                       7,757       9,218        8,500        8,500       11,000
                                                             --------   ---------    ---------     --------     --------
                                                              179,078     206,518      211,225      208,971      274,497


Current Liabilities less Current Debt
         Accounts Payable                                    $ 34,131   $  31,466    $  37,419     $ 36,743     $ 56,100
         Accrued Expenses                                      14,470      20,681       22,779       21,897       31,351
                                                             --------   ---------    ---------     --------     --------
                                                               48,601      52,147       60,198       58,640       87,451


Working Capital Less Cash and Equivalents and Current Debt   $130,477   $ 154,371    $ 151,027     $150,331     $187,046

                  CHANGE IN NEW WORKING CAPITAL                         $  23,894   ($   3,344)   ($    696)    $ 36,715


Accounts Receivable as a % of Sales                                          10.7%         9.9%         9.9%         9.9%
Days Receivable                                                              39.2         36.1         36.1         36.1

Inventory as a % of Cost of Goods Sold                                       27.1%        25.6%        25.7%        23.8%
Inventory Turns                                                               3.7          3.9          3.9          4.2

Accounts Payable as a % of Cost of Goods Sold                                 6.5%         7.2%         7.2%         7.9%
Days Payable                                                                 23.7         26.4         26.4         28.9


                                                              PROJECTED YEARS ENDING MAY 31,
                                                             --------------------------------
BALANCE SHEET DATA                                              2001       2002        2003
                                                             --------    --------    --------
Current Assets less Cash and Equivalents
         Accounts Receivable                                 $106,873     114,159     120,937
         Inventory                                            183,300     189,007     193,874
         Prepaid Expenses                                      11,000      11,000      11,000
                                                             --------    --------    --------
                                                              301,173     314,166     325,811


Current Liabilities less Current Debt
         Accounts Payable                                    $ 63,097      66,099      68,673
         Accrued Expenses                                      36,047      40,056      43,107
                                                             --------    --------    --------
                                                               99,144     106,155     111,780


Working Capital Less Cash and Equivalents and Current Debt   $202,029    $208,011    $214,031

                  CHANGE IN NEW WORKING CAPITAL              $ 14,983    $  5,982    $  6,020


Accounts Receivable as a % of Sales                               9.9%        9.9%        9.9%
Days Receivable                                                  36.1        36.1        36.1

Inventory as a % of Cost of Goods Sold                           23.4%       23.2%       23.1%
Inventory Turns                                                   4.3         4.3         4.3

Accounts Payable as a % of Cost of Goods Sold                     8.0%        8.1%        8.2%
Days Payable                                                     29.4        29.6        29.9

The Robinson-Humphrey Company, Inc.


                                 PROJECT GIRDER
                          EBITDA MULTIPLE METHODOLOGY
                      FORECAST FOR FISCAL YEARS 1998 - 2003
                             (DOLLARS IN THOUSANDS)

                 SUMMARY:
Discount Rate:                        21.00%
Multiple:                               4.5
EBITDA Terminal Value:             $307,642

Present Value of Cash Flows:       $ 34,741
Present Value of Terminal Value:   $441,109
                                   --------
Total Value:                       $475,850
                                   ========

Plus: Cash                         $ 14,291
Less: Debt                         $ 64,999
                                   --------

Equity Value:                      $425,142
                                   ========
EQUITY VALUE PER SHARE:            $  14.98


Discount Rate                                            19.00%            20.00%            21.00%            22.00%      23.00%

Present Value of Cash Flows:                          $ 44,609          $ 39,520          $ 34,741          $ 30,254    $ 26,040

Present Value of Terminal Value:
                                    3.0 x             $325,001          $309,086          $294,073          $279,903    $266,524
                                    3.5               $379,168          $360,600          $343,085          $326,554    $310,945
                                    4.0               $433,335          $412,115          $392,097          $373,204    $355,365
Multiple                            4.5               $487,502          $463,629          $441,109          $419,855    $399,786
                                    5.0               $541,669          $515,143          $490,121          $466,505    $444,207
                                    5.5               $595,836          $566,658          $539,133          $513,156    $488,627
                                    6.0               $650,003          $618,172          $588,145          $559,806    $533,048

Total Value:

                                    3.0 x             $369,610          $348,606          $328,814          $310,157    $292,563
                                    3.5               $423,777          $400,120          $377,826          $356,808    $336,984
                                    4.0               $477,944          $451,634          $426,838          $403,458    $381,405
Multiple                            4.5               $532,110          $503,149          $475,850          $450,109    $425,825
                                    5.0               $586,277          $554,663          $524,862          $496,759    $470,246
                                    5.5               $640,444          $606,177          $573,875          $543,410    $514,667
                                    6.0               $694,611          $657,692          $622,887          $590,060    $559,087

Equity Value:
                                    3.0 x             $318,902          $297,898          $278,106          $259,449    $241,855
                                    3.5               $373,069          $349,412          $327,118          $306,100    $286,276
                                    4.0               $427,236          $400,926          $376,130          $352,750    $330,697
Multiple                            4.5               $481,402          $452,441          $425,142          $399,401    $375,117
                                    5.0               $535,569          $503,955          $474,154          $446,051    $419,538
                                    5.5               $589,736          $555,469          $523,167          $492,702    $563,959
                                    6.0               $643,903          $606,984          $572,179          $539,352    $508,379

Equity Value Per Share:
                                    3.0 x             $  11.23          $  10.49          $   9.80          $   9.14    $   8.52
                                    3.5               $  13.14          $  12.31          $  11.52          $  10.78    $  10.09
                                    4.0               $  15.05          $  14.12          $  13.25          $  12.43    $  11.65
Multiple                            4.5               $  16.96          $  15.94          $  14.98          $  14.07    $  13.21
                                    5.0               $  18.87          $  17.75          $  16.70          $  15.71    $  14.78
                                    5.5               $  20.78          $  19.57          $  18.43          $  17.36    $  16.34
                                    6.0               $  22.68          $  21.38          $  20.16          $  19.00    $  17.91

Implied Total Value/Fiscal 1997 EBITDA Multiple:

                                    3.0 x                  3.6 x             3.4 x             3.2 x             3.0 x       2.8 x
                                    3.5                    4.1 x             3.9               3.7               3.5         3.3
                                    4.0                    4.6               4.4               4.1               3.9         3.7
Multiple                            4.5                    5.2               4.9               4.6               4.4         4.1
                                    5.0                    5.7               5.4               5.1               4.8         4.6
                                    5.5                    6.2               5.9               5.6               5.3         5.0
                                    6.0                    6.7               6.4               6.0               5.7         5.4

The Robinson-Humphrey Company, Inc.


                                 PROJECT GIRDER

 SELECTED M&A TRANSACTION PREMIUMS FOR MINORITY INTEREST ACQUISITIONS IN GOING
                              PRIVATE TRANSACTIONS

                                1/1/92 - 7/25/97


                                                                                                        VALUE OF            PRICE
                                                                                                      TRANSACTION PERCENT    PER
DATE       ACQUIROR                      TARGET                         TARGET BUSINESS DESCRIPTION      ($MM)    SOUGHT    SHARE
-------- -------------                   ------                         ---------------------------    -------    ------   -------
06/25/92 Katy Holdings                   Katy Industries, Inc.          Mnfr industrial machinery        190.047  48.1%    25.75
07/29/92 Investor Group                  Fretter Inc                    Home appliances, electronics     102.182  24.0%     4.00
01/04/93 Investor Group                  United Medical Corp            Whl medical supplies              19.473  48.0%     9.50
02/19/93 National Mutual Insurance Co.   Celina Financial Corp          Insurance agents                   7.482  44.4%     5.80
08/12/93 REMEC Inc                       Humphrey Inc                   Mnfr precision instruments        10.302  48.5%     6.00
04/28/94 Investor Group                  Enquirer/Star Group Inc        Publish tabloid newspapers      1067.888  43.0%    17.50
09/13/94 Investor Group                  LDB Corp                       Mnfr mobile wholes; whl carpets   17.766  31.0%     7.50
11/15/94 Freeman Spogli & Co             Koll Management Services(Koll) Real estate management svcs      109.062  48.0%    33.20
03/15/95 LinPac Mouldings Ltd            Ropak Corp                     Manufacture plastic containers    79.638  45.2%    11.00
05/19/95 BIC SA                          Bic Corp (BIC SA)              Mnfr writing instruments         906.058  22.0%    40.50
08/25/95 Berkshire Hathaway Inc.         GEICO Corp.                    Insurance and financial svcs    5441.824  47.6%    70.00
08/30/95 Investor Group                  Syms Corp                      Own, op men's clothing store     160.687  22.0%     8.75
09/26/95 SCOR                            SCOR US Corp (SCOR SA)         Reinsurance holding company      386.745  20.0%    15.25
11/06/95 Investor Group                  NPC International Inc          Own and operate restaurants      298.189  38.0%     9.00
03/29/96 Equity Holdings Ltd             Great American Mgmt & Invt Inc Invt advice and financial svcs   746.409  12.1%    50.00
05/27/96 Novartis AG                     SyStemix Inc (Sandoz AG)       Mnfr, dvlp cellular processes    401.596  26.3%    19.50
06/21/96 Seaboard Acquisition Partners   Seaboard Oil Co                Oil and gas exploration, prodn    10.769  29.0%     9.75
10/03/96 Electromagnetic Sciences        LXE                            Radio control devices             13.500  28.0%    13.13
10/10/96 Renco Group Inc                 WCI Steel Inc(Renco Group Inc) Manufacture steel                437.182  15.5%    10.00
11/20/96 Andrews Group Inc               Toy Biz Inc                    Mnfr games and toys              452.237  33.0%    22.50
11/27/96 JW Childs Equity Partners LP    Central Tractor Farm & Country Own, op tractor, hardware stores 169.606  34.6%    14.25
01/21/97 Mafco Holdings Inc              Mafco Consolidated Grp(Mafco)  Mnfr cosmetics, beauty products  980.318  15.0%    33.50
 Pending Gold Kist                       Golden Poultry Company         Poultry Processing               230.600  25.5%    14.25

                                                                                                        AVERAGE   32.6%
                                                                                                        MEDIAN    31.0%
                                                                                                         PREMIUM      PREMIUM
                                                                                                          1 DAY       1 WEEK
                                                                                                         PRIOR TO    PRIOR TO
                                                                                                        ANNOUNCEMENT ANNOUNCEMENT
DATE       ACQUIROR                      TARGET                         TARGET BUSINESS DESCRIPTION       DATE         DATE
-------- -------------                   ------                         ---------------------------     ------------ -----------
06/25/92 Katy Holdings                   Katy Industries, Inc.          Mnfr industrial machinery          53.7%         51.5%
07/29/92 Investor Group                  Fretter Inc                    Home appliances, electronics       77.8         100.0
01/04/93 Investor Group                  United Medical Corp            Whl medical supplies               49.0          52.0
02/19/93 National Mutual Insurance Co.   Celina Financial Corp          Insurance agents                   16.0          36.5
08/12/93 REMEC Inc                       Humphrey Inc                   Mnfr precision instruments         18.5          14.3
04/28/94 Investor Group                  Enquirer/Star Group Inc        Publish tabloid newspapers         20.7          20.7
09/13/94 Investor Group                  LDB Corp                       Mnfr mobile wholes; whl carpets    42.9          42.9
11/15/94 Freeman Spogli & Co             Koll Management Services(Koll) Real estate management svcs       107.5         107.5
03/15/95 LinPac Mouldings Ltd            Ropak Corp                     Manufacture plastic containers      4.8           6.0
05/19/95 BIC SA                          Bic Corp (BIC SA)              Mnfr writing instruments           13.3          12.5
08/25/95 Berkshire Hathaway Inc.         GEICO Corp.                    Insurance and financial svcs       25.6          23.1
08/30/95 Investor Group                  Syms Corp                      Own, op men's clothing store       11.1           9.4
09/26/95 SCOR                            SCOR US Corp (SCOR SA)         Reinsurance holding company        37.1          35.6
11/06/95 Investor Group                  NPC International Inc          Own and operate restaurants        44.0          44.0
03/29/96 Equity Holdings Ltd             Great American Mgmt & Invt Inc Invt advice and financial svcs      2.6           4.2
05/27/96 Novartis AG                     SyStemix Inc (Sandoz AG)       Mnfr, dvlp cellular processes       4.7          69.6
06/21/96 Seaboard Acquisition Partners   Seaboard Oil Co                Oil and gas exploration, prodn     11.4          11.4
10/03/96 Electromagnetic Sciences        LXE                            Radio control devices              22.1          14.1
10/10/96 Renco Group Inc                 WCI Steel Inc(Renco Group Inc) Manufacture steel                  17.6          29.0
11/20/96 Andrews Group Inc               Toy Biz Inc                    Mnfr games and toys                29.5          25.9
11/27/96 JW Childs Equity Partners LP    Central Tractor Farm & Country Own, op tractor, hardware stores   17.5          17.5
01/21/97 Mafco Holdings Inc              Mafco Consolidated Grp(Mafco)  Mnfr cosmetics, beauty products    23.5          23.5
 Pending Gold Kist                       Golden Poultry Company         Poultry Processing                 28.1          31.0

                                                                                                 AVERAGE   29.5          34.0
                                                                                                 MEDIAN    22.1          25.9
                                                                                                             PREMIUM
                                                                                                             4 WEEKS
                                                                                                             PRIOR TO
                                                                                                           ANNOUNCEMENT
DATE       ACQUIROR                      TARGET                         TARGET BUSINESS DESCRIPTION            DATE
-------- -------------                   ------                         ---------------------------       ------------
06/25/92 Katy Holdings                   Katy Industries, Inc.          Mnfr industrial machinery              46.1%
07/29/92 Investor Group                  Fretter Inc                    Home appliances, electronics           52.4
01/04/93 Investor Group                  United Medical Corp            Whl medical supplies                   49.0
02/19/93 National Mutual Insurance Co.   Celina Financial Corp          Insurance agents                       36.5
08/12/93 REMEC Inc                       Humphrey Inc                   Mnfr precision instruments             45.5
04/28/94 Investor Group                  Enquirer/Star Group Inc        Publish tabloid newspapers              7.7
09/13/94 Investor Group                  LDB Corp                       Mnfr mobile wholes; whl carpets        42.9
11/15/94 Freeman Spogli & Co             Koll Management Services(Koll) Real estate management svcs           114.2
03/15/95 LinPac Mouldings Ltd            Ropak Corp                     Manufacture plastic containers          4.8
05/19/95 BIC SA                          Bic Corp (BIC SA)              Mnfr writing instruments               28.6
08/25/95 Berkshire Hathaway Inc.         GEICO Corp.                    Insurance and financial svcs           25.3
08/30/95 Investor Group                  Syms Corp                      Own, op men's clothing store           25.0
09/26/95 SCOR                            SCOR US Corp (SCOR SA)         Reinsurance holding company            38.6
11/06/95 Investor Group                  NPC International Inc          Own and operate restaurants            33.3
03/29/96 Equity Holdings Ltd             Great American Mgmt & Invt Inc Invt advice and financial svcs          3.6
05/27/96 Novartis AG                     SyStemix Inc (Sandoz AG)       Mnfr, dvlp cellular processes          59.2
06/21/96 Seaboard Acquisition Partners   Seaboard Oil Co                Oil and gas exploration, prodn         39.3
10/03/96 Electromagnetic Sciences        LXE                            Radio control devices                  19.3
10/10/96 Renco Group Inc                 WCI Steel Inc(Renco Group Inc) Manufacture steel                      77.8
11/20/96 Andrews Group Inc               Toy Biz Inc                    Mnfr games and toys                    20.0
11/27/96 JW Childs Equity Partners LP    Central Tractor Farm & Country Own, op tractor, hardware stores       18.8
01/21/97 Mafco Holdings Inc              Mafco Consolidated Grp(Mafco)  Mnfr cosmetics, beauty products        27.6
 Pending Gold Kist                       Golden Poultry Company         Poultry Processing                     29.5

                                                                                                    AVERAGE   36.7%
                                                                                                    MEDIAN    33.3%

The Robinson-Humphrey Company, Inc.


                                PROJECT GIRDER


     IMPLIED VALUATION ANALYSIS UTILIZING SELECTED PREMIUMS FROM MINORITY
                     INTEREST/GOING PRIVATE TRANSACTIONS

                            (DOLLARS IN THOUSANDS)



                                                                                      MEDIAN PREMIUM
                                                                         ----------------------------------------------------
                                                GIRDER       IMPORTANCE    1 DAY PRIOR      1 WEEK PRIOR     4 WEEKS PRIOR
     VALUATION PARAMETER[1]                     VALUE         WEIGHTING  TO ANNOUNCEMENT   TO ANNUNCEMENT   TO AANOUNCEMENT
----------------------------------------       ---------    -----------  ---------------  ---------------   ----------------
Stock Price 1 Day Prior to Announcement         $12.88          35.0%          22.1%
Stock Price 1 Week Prior to Announcement         12.38          35.0%                           25.9%
Stock Price 4 Weeks Prior to Announcement        11.63          30.0%                                             33.3%


                                                                   IMPLIED
                                                                   EQUITY
                                                        IMPLIED    VALUE
                                                         EQUITY     PER
     VALUATION PARAMETER[1]                              VALUE     SHARE[1]
----------------------------------------                --------  ----------
Stock Price 1 Day Prior to Announcement                 $446,517   $15.72
Stock Price 1 Week Prior to Announcement                 442,533    15.58
Stock Price 4 Weeks Prior to Announcement                440,147    15.50
                                                        ========   ======

                                WEIGHTED AVERAGE:       $443,221   $15.60
                                UNWEIGHTED AVERAGE:     $443,066   $15.60
                                =========================================

--------------------------
*Excluded from the unweighted average.


[1] Announcement of merger discussions occured on 5/22/97.

PROJECT GIRDER
ADJUSTED BOOK VALUE ANALYSIS
--------------------------------------------------------------------------------
INPUTS

5/31/97 Tangible Book Value[1]   $267,779     5/31/97 Shares    28,404
5/31/97 Accumulated
          Depreciation           $308,359
================================================================================


                                Percent of Accumulated Depreciation Added Back

                           50.0%        55.0%     60.0%     65.0%       70.0%      75.0%
                         ---------------------------------------------------------------

Tangible Book Value[1]    $267,779    $267,779  $267,779  $267,779   $267,779   $267,779
Depreciation Add-Back      154,180     169,597   185,015   200,433    215,851    231,269
                          --------------------------------------------------------------

Adjusted Book Value       $421,959    $437,376  $452,794  $468,212   $483,630   $499,048
                          ==============================================================

Adjusted B.V. per Share   $  14.86    $  15.40  $  15.94  $  16.48   $  17.03   $  17.57
                          ==============================================================

-------------------------------
[1] Excludes goodwill, commissioning costs and other assets of $58.5 million.

The Robinson-Humphrey Company, Inc.

PROJECT GIRDER
VALUATION ANALYSIS USING ANNUAL TONS CAPACITY
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)



NEW STEEL PLANT CONSTRUCTIONS                                  TONS/YR          $/
                                                $MM             000s            TON
                                              ------           -------       --------
Steel Dynamics-Butler, Indiana                $290.0           1,400         $207.14
IPSCO-Muscatine, Iowa                         $360.0           1,300         $276.92
Nucor Berkeley                                $525.0           1,800         $291.67
Gallatin Steel                                $410.0           1,200         $341.67
Chaparral-Structural Mill                     $390.0           1,000         $390.00
                                                                             -------

                                                        AVERAGE              $301.48
                                                        ============================


IMPLIED VALUATION USING AVERAGE $MM/TON

 GIRDER
TONS/YR.        $/                FIRM                  NET             EQUITY          PER
  000s     x    TON      =       VALUE         -        DEBT     =      VALUE     OR   SHARE
  1,605        $301.48          $483,831              $50,708           $433,123       $15.25
=============================================================================================

PROJECT GIRDER
Analysis of Projected Earnings
--------------------------------------------------------------------------------



                                                                                        PRESENT        EQUITY
                                       PROJECTED        ASSUMED           2003           VALUE          VALUE
                   PROBABILITY           2003            P/E              EQUITY       DISCOUNTED        PER
                    WEIGHTING          EARNINGS         MULTIPLE          VALUE          @20%           SHARE
                  -----------         ---------        --------        ----------     ----------      -------
Case 1                  25.0%           $134,441        11.0x           $1,478,851      $495,264        $17.44

Case 2                  25.0%             93,355        11.0             1,026,905       343,908         12.11

Case 3                  25.0%            171,056        11.0             1,881,616       630,149         22.19

Case 4                  25.0%             58,782        11.0               646,602       216,546          7.62
                                                                                        --------        ------

                                                        WEIGHTED AVERAGE                $421,467        $14.84
                                                        ======================================================